                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 7, 2001
               ------------------------------------------------
               Date of report (Date of earliest event reported)

                                  EQUIFAX INC.
              --------------------------------------------------
              (Exact name of Registrant as Specified in Charter)

    GEORGIA                         1-6605                     58-0401110
-----------------          ------------------------        -------------------
(State or Other            (Commission File Number)         (I.R.S. Employer
 Jurisdiction of                                           Identification No.)
 Incorporation)

                          1550 PEACHTREE STREET, N.W.
                            ATLANTA, GEORGIA  30309
            ---------------------------------------------------
            (Address of Principal Executive Offices) (Zip Code)

                                (404) 885-8000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

Item 2.    Acquisition or Disposition of Assets.

     On July 7, 2001 (the "Distribution Date"), Equifax Inc. ("Equifax" or the "Registrant"), the sole shareholder of Certegy Inc. ("Certegy"), distributed 69,668,466 shares of common stock of Certegy (the "Distribution") to shareholders of record of Equifax's common stock as of 5 p.m., Atlanta, Georgia, time, on June 27, 2001 (the "Record Date"), which shares constituted 100% of the issued and outstanding shares of Certegy as of the Distribution Date. In the Distribution, Equifax's shareholders received one share of Certegy common stock for every two shares of Equifax common stock owned as of the Record Date, and a cash payment in lieu of Certegy fractional shares, as more specifically described in the Distribution Agreement, Plan of Reorganization and Distribution dated as of June 30, 2001, by and between Equifax and Certegy, attached as
Exhibit 2.1 to this Report.

     Equifax and Certegy were separated for accounting purposes as of 11:59 p.m., Atlanta, Georgia, time on June 30, 2001. As a result of the Distribution, Certegy is no longer wholly owned by Equifax and is now an independent public company. Shares of Certegy common stock, which had been traded on a "when issued" basis on the New York Stock Exchange under the symbol "CEY wi" since June 20, 2001, began regular way trading on July 9, 2001 on the New York Stock Exchange under the symbol "CEY." Equifax common stock continues to be traded on the New York Stock Exchange under the symbol "EFX."

     In connection with the Distribution, certain former officers and directors of Equifax resigned from all positions they held with Equifax and several Equifax subsidiaries. These included Lee A. Kennedy, former President, Chief Operating Officer and director, Larry J. Towe, former Executive Vice President - Payment Services, Bruce S. Richards, former Corporate Vice President, and Michael T. Vollkommer, former Corporate Vice President and Controller. Mr. Kennedy has assumed the role of President and Chief Executive Officer of Certegy, and is a director of Certegy. Mr. Towe has assumed the role of Executive Vice President and Chief Operating Officer of Certegy, Mr. Richards has assumed the role of Corporate Vice President, General Counsel and Secretary of Certegy, and Mr. Vollkommer has assumed the role of Corporate Vice President and Chief Financial Officer of Certegy. In addition, the current Chairman of the Board and Chief Executive Officer of Equifax, Thomas F. Chapman, serves as Chairman of the Board of Certegy for a transitional period.

     Equifax and Certegy have entered into certain agreements governing the relationship between Equifax and Certegy after the Distribution and providing for the allocation of tax, employee benefits and certain other assets and liabilities and obligations arising from periods prior to the Distribution. These agreements are filed as Exhibits 2.1 and 99.1 to 99.6 to this Report.

     Additional information concerning Equifax, the Distribution and Certegy is contained in Equifax's Current Report on Form 8-K filed on June 13, 2001, as amended, Equifax's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, Equifax's Annual Report on Form 10-K for the year ended December 31, 2000, and Certegy's Registration Statement on Form 10 that was declared effective by the Securities and Exchange Commission on June 12, 2001 (File No. 1-16427) under the Securities Exchange Act of 1934.

     Statements in this Report that relate to Equifax's future plans, objectives, expectations, performance, events and the like are "forward-looking statements" within the meaning of the

Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934. These statements are based on a number of assumptions that are inherently subject to significant uncertainties. Many of the uncertainties are beyond Equifax's control. Factors that could cause actual results to differ from those expressed or implied by forward-looking statements include, but are not limited to customer demand for our services, the availability and reliability of external data sources, changes in government regulation and competition, as further discussed under the heading "Certain Factors Affecting Forward Looking Statements" included in Part 1 in Equifax's annual report on Form 10-K for the year ended December 31, 2000.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)   Financial Statements of Businesses Acquired.

           None.

     (b)   Pro Forma Financial Information.

           (i) Revised Pro Forma Consolidated Financial Data (incorporated by reference to Exhibit 99.1 of Registrant's Current Report on Form 8-K filed June 13, 2001, as amended).

                (A) Revised unaudited pro forma consolidated statements of income for the quarter ended March 31, 2001 and the year ended December 31, 2001.

                (B) Unaudited pro forma consolidated balance sheet as of March 31, 2001.

                (C) Revised notes to pro forma consolidated financial data (unaudited).

                (D) Revised unaudited restated historical consolidated statements of income for the years ended December 31, 1998, 1999 and 2000 (by quarter) and the three months ended March 31, 2001.

     (c)   Exhibits.

           The following exhibits are filed with this Report:

Exhibit No.                               Description
-----------    -----------------------------------------------------------------

  2.1 Distribution Agreement, Plan of Reorganization and Distribution dated as of June 30, 2001, by and between Equifax Inc. and Certegy Inc.

 99.1 Tax Sharing and Indemnification Agreement dated as of June 30, 2001, by and between Equifax Inc. and Certegy Inc.

 99.2 Employee Benefits Agreement dated as of June 30, 2001, by and between Equifax Inc. and Certegy Inc.

 99.3 Intercompany Data Purchase Agreement dated as of June 30, 2001, by and between Equifax Inc. and Certegy Inc.

 99.4 Transition Support Agreement dated as of June 30, 2001, by and between Equifax Inc. and Certegy Inc.

 99.5 Intellectual Property Agreement dated as of June 30, 2001, by and between Equifax Inc. and Certegy Inc.

 99.6 Agreement Regarding Leases dated as of June 30, 2001, by and between Equifax Inc. and Certegy Inc.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                EQUIFAX INC.
                                (Registrant)

                                By:     /s/ Philip J. Mazzilli
                                       -------------------------------------
                                Name:   Philip J. Mazzilli
                                Title:  Executive Vice President and Chief
                                        Financial Officer

Dated:  July 20, 2001

                                    EXHIBITS

Exhibit No.                          Description
-----------  ------------------------------------------------------------------

   2.1 Distribution Agreement, Plan of Reorganization and Distribution dated as of June 30, 2001, by and between Equifax inc. and Certegy Inc.

  99.1 Tax Sharing and Indemnification Agreement dated as of June 30, 2001, by and between Equifax inc. and Certegy Inc.

  99.2 Employee Benefits Agreement dated as of June 30, 2001, by and between Equifax inc. and Certegy Inc.

  99.3 Intercompany Data Purchase Agreement dated as of June 30, 2001, by and between Equifax inc. and Certegy Inc.

  99.4 Transition Support Agreement dated as of June 30, 2001, by and between Equifax inc. and Certegy Inc.

  99.5 Intellectual Property Agreement dated as of June 30, 2001, by and between Equifax inc. and Certegy Inc.

  99.6 Agreement Regarding Leases dated as of June 30, 2001, by and between Equifax inc. and Certegy Inc.